UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2007

                               EQUITY RESIDENTIAL
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                      1-12252                 13-3675988
  (State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)

        Two North Riverside Plaza
            Chicago, Illinois                                        60606
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 6, 2007, Equity Residential issued a press release announcing its results of operations and financial condition as of December 31, 2006 and for the year and quarter then ended. The press release is attached hereto as
Exhibit 99.1. The  information  contained in this report on Form 8-K,  including
Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

Exhibit
Number                                      Exhibit
------    ----------------------------------------------------------------------
99.1 Press Release dated February 6, 2007, announcing the results of operations and financial condition of Equity Residential as of December 31, 2006 and for the year and quarter then ended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY RESIDENTIAL

Date: February 6, 2007                      By:   /s/ Ian S. Kaufman
                                                  ------------------------------
                                            Name: Ian S. Kaufman
                                                  ------------------------------
                                            Its:  First Vice President and Chief
                                                  Accounting Officer
                                                  ------------------------------

                                  EXHIBIT INDEX


Exhibit
Number                                      Exhibit
------    ----------------------------------------------------------------------
99.1 Press Release dated February 6, 2007, announcing the results of operations and financial condition of Equity Residential as of December 31, 2006 and for the year and quarter then ended.